UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

ESG Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-56532	87-1918342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 East Hillendale Rd.
Chadds Ford, PA19317
(Address of principal executive offices)

Registrant’s telephone number, including area code: 267-467-5871

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Former Independent Registered Public Accounting Firm.

On October 26, 2026, TQ International, PLLC (formerly Tang Qian & Associates, PLLC) (“TQ”) resigned as the independent registered public accounting firm of ESG Inc. (the “Company”), effective October 26, 2026. TQ’s resignation was not a dismissal by the Company.

TQ’s report on the Company’s financial statements for the fiscal year ended December 31, 2025 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to audit scope or accounting principles, except that the report included an explanatory paragraph regarding substantial doubt about the Company’s ability to continue as a going concern. TQ did not issue an audit report on the Company’s financial statements for the fiscal year ended December 31, 2024.

During the Company’s two most recent fiscal years and the subsequent interim period through October 26, 2026, there were no disagreements with TQ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to TQ’s satisfaction, would have caused TQ to make reference to the subject matter of the disagreement in connection with its report. During the same period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided TQ with a copy of the disclosures contained in this Item 4.01 and requested that TQ furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made herein. TQ’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

On October 26, 2026, the Board of Directors approved the engagement of Shah Teelani & Associates (“Shah Teelani”), PCAOB Registration No. 7161, as the Company’s independent registered public accounting firm. The Company’s executed engagement letter with Shah Teelani initially covers the review of the Company’s interim financial information for the three- and nine-month periods ended September 30, 2026 in accordance with PCAOB AS 4105, Reviews of Interim Financial Information.

During the Company’s two most recent fiscal years and the subsequent interim period through October 26, 2026, neither the Company nor anyone acting on its behalf consulted Shah Teelani regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event, as described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from TQ International, PLLC regarding the statements made in Item 4.01(a) of this Current Report on Form 8-K.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ Zhi Yang
Zhi Yang
CEO
Date: October 29, 2026